Exhibit 99.1


                           AMENDED AND RESTATED BYLAWS
                                       of
                              CONGOLEUM CORPORATION

                  Amended and Restated as of December 10, 2007

                                    ARTICLE I
                               OFFICES AND RECORDS

1.1 OFFICES AND RECORDS. Congoleum Corporation (the "Corporation") shall maintain a registered office in the State of Delaware and may maintain such other offices and keep its books, documents and records at such places within or without the State of Delaware as may from time to time be designated by the board of directors of the Corporation (the "Board").

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

2.1 PLACE OF MEETINGS. All meetings of the stockholders of the Corporation (the "Stockholders") shall be held at such place within or without the State of Delaware as the Board shall designate or may be by means of remote communication if authorized by the Board in its sole discretion. The place at which any meeting of the Stockholders is to be held shall be specified in the notice of such meeting.

2.2 TIME OF ANNUAL MEETING. An annual meeting of the Stockholders, and any special meeting of the Stockholders held in place of such annual meeting, for the election of directors of the Corporation ("Directors") and for the transaction of any other proper business, shall be held at such place, either within or without the State of Delaware, and at such time and date, not more than 13 months after the last preceding annual meeting of the Stockholders, as the Board shall designate.

2.3 CALL OF SPECIAL MEETINGS. Special meetings of the Stockholders shall be called by the Secretary of the Corporation (the "Secretary") at the request of the Chairman of the Board (the "Chairman"), the Vice Chairman of the Board (the "Vice Chairman"), the President of the Corporation (the "President") or a majority of the Directors then in office. Such request shall state the purpose or purposes of the proposed meeting.

2.4 QUORUM AND ADJOURNED MEETINGS. Except as otherwise provided by the laws of the State of Delaware or by the certificate of incorporation of the Corporation, as amended or restated from time to time (the "Certificate of Incorporation"), a quorum for the transaction of business at meetings of the Stockholders shall consist of the holders of a majority of the stock entitled to vote thereat, present in person or represented by proxy. Whether or not a quorum is present, a majority in interest of the Stockholders present in person or by proxy at any duly called meeting and entitled to vote thereat may adjourn the meeting from time to time to another time or place, if any, or means of remote communications therefor, if any, at which time, if a quorum is present, any business may be transacted that might have been transacted at the meeting as originally


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scheduled. Notice need not be given of the adjourned meeting if the time and place, if any, thereof and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which the adjournment is taken, unless the adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting, in which event a notice of the adjourned meeting shall be given to each Stockholder of record entitled to vote at the meeting.

2.5 VOTE OF STOCKHOLDERS AND PROXIES. Every Stockholder having the right to vote at a meeting of Stockholders or to express consent or dissent to corporate action in writing without a meeting shall be entitled to exercise such vote, consent or dissent in person or by proxy appointed by an instrument in writing subscribed by such Stockholder or by his, her or its duly authorized attorney-in-fact. Each Stockholder shall have such number of vote(s) for each share of stock having voting power held by him, her or it as shall be specified by the Certificate of Incorporation. Except as otherwise provided by the laws of the State of Delaware, by the Certificate of Incorporation or by these Bylaws, all elections shall be determined by a plurality, and all other corporate actions decided by a majority, of the votes cast in respect thereof, a quorum being present.

2.6 LIST OF STOCKHOLDERS. The Secretary shall prepare and make, at least ten days before every meeting of the Stockholders, a complete list of the Stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each Stockholder and the number of shares registered in the name of each Stockholder. Such list shall be open to the examination of any Stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any Stockholder who is present.

2.7 NOTICE OF MEETINGS. Notice of each meeting of the Stockholders shall be given by the Secretary, not less than ten nor more than 60 days before the meeting, to each Stockholder entitled to receive the same. Such notice shall set forth the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting and, in the case of a special meeting, the purpose or purposes thereof. The business transacted at any special meeting of the Stockholders shall be confined to the purposes stated in such notice. Attendance of a person at a meeting of Stockholders, in person or by proxy, shall constitute a waiver of notice of such meeting, except when the Stockholder attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

2.8 ACTION WITHOUT A MEETING. Any action required or permitted by these Bylaws to be taken at an annual or special meeting of Stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having


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custody of the book in which proceedings of meetings of Stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each Stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent delivered to the Corporation in the manner required, written consents signed by a sufficient number of holders to take action are delivered to the Corporation in the manner required. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those Stockholders who have not consented in writing.

                                   ARTICLE III
                        BOARD OF DIRECTORS AND COMMITTEES

3.1 NUMBER AND QUALIFICATIONS OF DIRECTORS. The business and affairs of the Corporation shall be managed by or under the direction of the Board, consisting of such number of Directors as may be determined from time to time by the Board consistent with the Certificate of Incorporation. The Directors shall be divided into three classes, each class to contain as near as possible to one-third (1/3) of the total number of Directors of the Board so fixed by the Board consistent with the Certificate of Incorporation, and, except as otherwise provided by statute, in case of any increase in the number of Directors, such increase shall be apportioned among the classes of Directors so as to maintain each class as near as possible to one-third (1/3) of the total number of Directors as so increased. Unless he or she resigns, retires, dies, becomes disqualified or is removed prior thereto, each Director shall continue to hold office until his or her successor has been elected and has qualified. Resignations of Directors must be in writing or by electronic transmission and shall be effective upon the date of receipt thereof by the Secretary or upon an effective date specified therein, whichever date is later, unless acceptance is made a condition of resignation, in which event, resignations shall be effective upon acceptance by the Board.

3.2 POWERS. The Board may exercise all such powers of the Corporation and do all such lawful acts and things as are not, by the laws of the State of Delaware, by the Certificate of Incorporation or by these Bylaws, directed or required to be exercised or done by the Stockholders.

3.3 FIRST MEETING. The first meeting of the Board after the annual meeting of Stockholders may be held without notice, either immediately after said meeting of Stockholders and at the place where it was held, or at such other time and place, whether within or without the State of Delaware, as shall be determined by the Board prior to the annual meeting of Stockholders or by the consent in writing or by electronic transmission of all of the Directors.

3.4 REGULAR MEETINGS. Regular meetings of the Board and any committee thereof may be held without notice at such time and place, whether within or without the State of Delaware, as shall from time to time be determined by the Board or such committee, as applicable.

3.5 SPECIAL MEETINGS. Special meetings of the Board shall be called by the Secretary at the request of the Chairman, the Vice Chairman, the President or of any one Director. Special meetings of any committee of the Board shall be called


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by the chairman of such committee, if there be one, the Chairman, the President or any Director serving on such committee. Any such request shall state the purpose or purposes of the proposed meeting. Such meetings may be held at any place, whether within or without the State of Delaware, at any time and on any date. Notice of each such meeting shall be given by the Secretary (or the President or a Director, if applicable) to each Director at least two days before the meeting. Such notice shall set forth the time and place at which the meeting is to be held and the purpose or purposes thereof. No such notice of any meeting need be given to any Director who attends the meeting.

3.6 QUORUM OF DIRECTORS. Except as otherwise required by law, the Certificate of Incorporation, these Bylaws or the applicable rules and regulations of any securities exchange or quotation system on which the Corporation's securities are listed or quoted for trading, a quorum for the transaction of business at meetings of the Board shall consist of a majority of the Directors then in office, but in no event less than one-third of the total number of Directors that the Corporation would have if there were no vacancies, and a quorum for the transaction of business at meetings of any committee of the Board shall consist of a majority of the members of such committee, but in no event less than one-third of such members. The act of a majority of the Directors or committee members present at any meeting at which there is a quorum shall be the act of the Board or such committee, as applicable, except in any case where a larger vote is required by law, the Certificate of Incorporation, these Bylaws or any applicable rule or regulation of any securities exchange or quotation system on which the Corporation's securities are listed or quoted for trading. In the absence of a quorum at any duly scheduled or duly called meeting, a majority of the Directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present, at which time any business may be transacted that might have been transacted at the meeting as originally scheduled.

3.7 ACTION WITHOUT A MEETING. Any action required or permitted to be taken at any meeting of the Board or any committee thereof may be taken without a meeting if all members of the Board or committee thereof consent thereto in writing or by electronic transmission and such writing or electronic transmission is filed with the minutes of the proceedings of the Board or committee thereof.

3.8 MEETINGS BY CONFERENCE TELEPHONE. Members of the Board, or of any committee of the Board, may participate in any meeting of the Board or of such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

3.9 EXECUTIVE AND OTHER COMMITTEES. The Board, by resolution passed by a majority of the total number of Directors that the Corporation would have if there were no vacancies, may designate from its members an executive committee of the Board (the "Executive Committee") and such other standing or special committees of the Board, each to consist of two or more Directors, as may be provided in such resolution. The Board may designate one or more Directors as alternate members of each committee of the Board who may replace any absent or disqualified member at any meeting of the committee of the Board. Each committee of the Board may meet at stated times, or on notice to all by any of their own number. During the intervals between meetings of the Board, the Executive Committee shall advise with and aid the officers of the Corporation (the


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"Officers") in all matters concerning its interests and the management of its business, and generally perform such duties as may be directed by the Board from time to time. Subject to any limitations imposed by the Board, the Executive Committee shall possess and may exercise all the powers of the Board while the Board is not in session, except in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the Stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the Stockholders a dissolution of the Corporation or a revocation of a dissolution, amending these Bylaws, filling newly created directorships and vacancies on the Board or the Executive Committee, or (unless expressly authorized by resolution of the Board) declaring a dividend or authorizing the issuance of stock. Each other committee of the Board shall have all such powers and perform all such duties as may be expressly determined by the Board. Vacancies in the membership of each committee of the Board shall be filled by the Board. Unless he or she resigns, retires, dies, becomes disqualified or is removed prior thereto, each member of a committee of the Board shall continue to hold office until the first meeting of the Board after the annual meeting of Stockholders next following his or her designation, and until his or her successor has been designated. Any member of a committee of the Board may be removed at any time, with or without cause, by the Board. The resolution of the Board establishing any committee of the Board and/or the charter of any such committee may establish requirements or procedures relating to the governance and/or operation of such committee that are different from, or in addition to, those set forth in these Bylaws and, to the extent that there is any inconsistency between these Bylaws and any such resolution or charter, the terms of such resolution or charter shall be controlling. Subject to law, the Certificate of Incorporation and the applicable rules and regulations of any securities exchange or quotation system upon which the Corporation's securities may be listed or quoted for trading, with respect to the Executive Committee, to the extent there is any inconsistency between the provisions of this Section 3.9 and the provisions of any other provision of these Bylaws, the provisions of this Section 3.9 shall control.

3.10 COMMITTEE MINUTES. Each committee of the Board shall keep regular minutes of its proceedings and report the same to the Board.

3.11 COMPENSATION OF DIRECTORS. The Directors as such, and as members of any standing or special committee of the Board, may receive such compensation for their services as may be fixed from time to time by resolution of the Board; provided, that such compensation shall be fixed by resolution of the independent Directors or a committee of the Board composed of independent Directors (in each case as defined by applicable law or regulation) if applicable law or regulation so requires. Nothing herein contained shall be construed to preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.

                                   ARTICLE IV
                                    OFFICERS

4.1 PRINCIPAL OFFICERS, ELECTION AND COMPENSATION. The Officers shall be chosen by the Board. The principal Officers shall be a President, one or more Vice Presidents ("Vice Presidents"), a Secretary and a Treasurer (the "Treasurer"), and may, in the discretion of the Board, include a Chairman and a Vice Chairman, all of whom shall be elected each year at the first meeting of the Board after


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the annual meeting of the Stockholders. Two or more offices may be held by the same person. The Chairman and the Vice Chairman, if one is elected, and the President, shall be chosen by the Directors from their own number. The compensation of American Biltrite Inc. under the personal services agreement between American Biltrite Inc. and the Corporation shall be determined by resolution of Directors who are not affiliated with American Biltrite Inc. or by a committee of the Board composed of such Directors.

4.2 OTHER OFFICERS. The Board may appoint such other Officers, assistant Officers and agents as it shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined by the Board. Assistant Officers may also be appointed by the President as the President shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined by the President. The salaries of persons appointed under this
Section 4.2 may be fixed by the President, who shall report to the Board annually thereon; provided, that such compensation shall be fixed by resolution of the independent Directors or a committee of the Board composed of independent Directors (in each case as defined by applicable law or regulation) if applicable law or regulation so requires.

4.3 TERM AND REMOVAL. Unless he or she resigns, retires, dies, becomes disqualified or is removed prior thereto, each Officer shall hold office until his or her successor has been chosen and has qualified. Any person elected or appointed by the Board may be removed at any time, with or without cause, and all vacancies (however arising) may be filled at any time, by the affirmative vote of a majority of the Directors then in office. Any other employee of the Corporation may be removed at any time, with or without cause, by the President or by any superior of such employee to whom the power of removal has been delegated by the President.

4.4 CHAIRMAN OF THE BOARD. The Chairman, if one is elected, shall preside at all meetings of the Stockholders and Directors. He or she shall be a member of the Executive Committee and of all other committees of the Board appointed by the Board, and he or she shall have such other powers and perform such other duties as may be prescribed from time to time by the Board.

4.5 VICE CHAIRMAN OF THE BOARD. In the absence or disability of the Chairman, if one is elected, the Vice Chairman, if one is elected, shall be vested with all of the powers and authorized to perform all of the duties of the Chairman, and the performance of any act or the execution of any instrument by the Vice Chairman in any instance in which such performance or execution would customarily have been accomplished by the Chairman shall constitute conclusive evidence of the absence or disability of the Chairman. In addition, the Vice Chairman, if one is elected, shall have such other powers and perform such other duties as may be prescribed from time to time by the Board.

4.6 PRESIDENT. The President shall be the chief executive officer of the Corporation and shall have general supervision and direction of the business of the Corporation, and shall see that all orders and resolutions of the Board are carried into effect. He or she shall have all the general powers and duties usually vested in the chief executive officer of a corporation, and in addition shall have such other powers and perform such other duties as may be prescribed from time to time by the Board. He or she shall be vested with all the powers and perform all the duties of the Chairman in the absence or disability of the Chairman and the Vice Chairman.


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4.7 VICE PRESIDENTS. Each Vice President shall have such powers and perform such duties as may be prescribed from time to time by the Board or the President.

4.8 SECRETARY. The Secretary shall attend all sessions of the Board and all meetings of the Stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose. He or she shall perform like duties for the standing committees of the Board when required. He or she shall give, or cause to be given, notice of all meetings of the Stockholders and of the Board, when notice is required by these Bylaws. He or she shall have custody of the seal of the Corporation, and, when authorized by the Board, or when any instrument requiring the corporate seal to be affixed shall first have been signed by the Chairman, the Vice Chairman, the President or a Vice President, shall affix the corporate seal to such instrument and shall attest the same by his or her signature. He or she shall have such other powers and perform such other duties as may be prescribed from time to time by the Board or the President.

4.9 ASSISTANT SECRETARY. Each Assistant Secretary of the Corporation ("Assistant Secretary"), if one or more are appointed, shall be vested with all the powers and authorized to perform all the duties of the Secretary in his or her absence or disability. The performance of any act or the execution of any instrument by an Assistant Secretary in any instance in which such performance or execution would customarily have been accomplished by the Secretary shall constitute conclusive evidence of the absence or disability of the Secretary. Each Assistant Secretary shall perform such other duties as may be prescribed from time to time by the Board, the President or the Secretary.

4.10 TREASURER. The Treasurer shall have custody of the corporate funds and securities of the Corporation, shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositaries as may be designated by the Board. He or she shall disburse the funds of the Corporation, taking proper vouchers for such disbursements, and shall render to the President and the Board at the regular meetings of the Board, or whenever they may require it, an account of all his or her transactions as Treasurer and of the financial condition of the Corporation. He or she shall have such other powers and perform such other duties as may be prescribed from time to time by the Board or the President.

4.11 ASSISTANT TREASURER. Each Assistant Treasurer of the Corporation ("Assistant Treasurer"), if one or more are appointed, shall be vested with all the powers and authorized to perform all the duties of the Treasurer in his or her absence or disability. The performance of any act or the execution of any instrument by an Assistant Treasurer in any instance in which such performance or execution would customarily have been accomplished by the Treasurer shall constitute conclusive evidence of the absence or disability of the Treasurer. Each Assistant Treasurer shall perform such other duties as may be prescribed from time to time by the Board, the President or the Treasurer.

4.12 FIDELITY BONDS. If required by the Board, any Officer shall give the Corporation a bond, in a sum and with one or more sureties satisfactory to the


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Board, for the faithful performance of the duties of his or her office, and for the restoration to the Corporation, in case of his or her death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his or her possession or under his or her control belonging to the Corporation.

4.13 DUTIES OF OFFICERS MAY BE DELEGATED. In case of the absence of any Officer, or for any other reason that the Board may deem sufficient, the Board may delegate, for the time being, the powers or duties, or any of them, of such Officer to any other Officer, or to any Director, provided a majority of the Directors then in office concur therein.

                                    ARTICLE V
                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

5.1 INDEMNIFICATION OF DIRECTORS AND OFFICERS.

(a) Each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a Director or Officer, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized or permitted by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred by such person in connection with such action, suit or proceeding, and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person; provided, however, that, except as provided in Section 5.1(b) of these Bylaws, the Corporation shall indemnify any such person seeking indemnification in connection with an action, suit or proceeding (or part thereof) initiated by such person only if such action, suit or proceeding (or part thereof) was authorized by the Board. The right to indemnification conferred in this Section 5.1 shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such action, suit or proceeding in advance of its final disposition; provided, however, that if the General Corporation Law of the State of Delaware requires the payment of such expenses incurred by a director or officer in his or her capacity as such in advance of the final disposition of any such action, suit or proceeding, such payment shall be made only upon receipt by the Corporation of an undertaking by or on behalf of such director or officer to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this
Section 5.1 or otherwise. The Corporation may, by action of the Board, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.


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(b) If a claim under Section 5.1(a) of these Bylaws is not paid in full by the
Corporation within 30 days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct that make it permissible under the General Corporation Law of the State of Delaware for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including the Board, independent legal counsel or the Stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware, nor an actual determination by the Corporation (including the Board, independent legal counsel or the Stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

(c) The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this
Section 5.1 shall not be exclusive of any other right that any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation (as it may be amended), these Bylaws, agreement, vote of Stockholders or disinterested Directors or otherwise.

(d) The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law of the State of Delaware.

(e) Any repeal or modification of this Article V shall not adversely affect any rights to indemnification of a director, officer, employee or agent of the Corporation existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

                                   ARTICLE VI
                                  CAPITAL STOCK

6.1 CERTIFICATES OF STOCK. Shares of the Corporation's stock may be certificated or uncertificated (or a combination of both), as may be determined by the Board and as may be required by law. A resolution approved by the Board may provide that some or all of any or all classes and series of the shares of the Corporation shall be uncertificated shares. Any stock of the Corporation in certificated form shall be numbered and shall be entered in the books of the Corporation as it is issued. Any stock of the Corporation in certificated form shall exhibit the holder's name and number of shares and shall be signed by (i) the Chairman, the Vice Chairman, the President or a Vice President and (ii) the


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Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary. Any
or all of the signatures on any such certificate may be a facsimile. If any Officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a stock certificate shall cease to be such Officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such Officer, transfer agent or registrar at the date of issue.

6.2 TRANSFERS OF STOCK. Stock of the Corporation shall be transferable in the manner prescribed by law and these Bylaws. Transfers of stock in certificated form shall be made on the books of the Corporation only by the person named in the certificate or by his or her attorney, lawfully constituted in writing, and upon surrender of the certificate therefor. Transfers of stock in uncertificated form shall be transferred only upon receipt of proper transfer instructions from the registered owner of such uncertificated shares. Every certificate for stock of the Corporation surrendered to the Corporation shall be cancelled, and, upon receipt by the Corporation of proper transfer instructions from the registered owner of uncertificated shares of the Corporation, such uncertificated shares shall be cancelled. No transfer of stock of the Corporation shall be valid against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred.

6.3 REGISTERED STOCKHOLDERS. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof, and accordingly shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by the laws of the State of Delaware.

6.4 LOST CERTIFICATES. Any person claiming a certificate of stock to be lost, stolen or destroyed shall furnish proof of that fact satisfactory to an Officer, and shall give the Corporation a bond of indemnity in form and amount and with one or more sureties satisfactory to such Officer, whereupon a new certificate or uncertificated shares may be issued of the same tenor and for the same number of shares as the one alleged to be lost, stolen or destroyed. The Board may at any time authorize the issuance of a new certificate or uncertificated shares to replace a certificate alleged to be lost, stolen or destroyed upon such other lawful terms and conditions as the Board shall prescribe.

6.5 DIVIDENDS. Dividends upon the capital stock of the Corporation may be declared by the Board at any regular or special meeting as provided by the laws of the State of Delaware and the Certificate of Incorporation. Before payment of any dividend or making any distribution of profits, there may be set aside out of the surplus or net profits of the Corporation such sum or sums as the Directors, from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purposes as the Directors shall deem conducive to the interests of the Corporation.

6.6 FIXING RECORD DATE. In order that the Corporation may determine the Stockholders entitled to notice of or to vote at any meeting of Stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any


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other lawful action, the Board may fix, in advance, a record date, which shall not be more than 60 nor less than ten days before the date of such meeting, nor more than 60 days prior to any other action. If no record date is fixed by the Board in respect of a meeting of Stockholders, the record date shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of Stockholders of record entitled to notice of or to vote at a meeting of Stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting. If no record date is fixed in respect of any other action described in this Section 6.6, the record date for determining Stockholders shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

                                   Article VII
                               CONDUCT OF BUSINESS

7.1 POWERS OF EXECUTION.

(a) All checks and other demands for money and notes and other instruments for the payment of money shall be signed on behalf of the Corporation by such Officer or Officers or by such other person or persons as the Board may from time to time designate.

(b) All contracts, deeds and other instruments to which the corporate seal of the Corporation is affixed shall be signed on behalf of the Corporation by the Chairman, by the Vice Chairman, by the President, by any Vice President, or by such other person or persons as the Board may from time to time designate, and shall be attested by the Secretary or an Assistant Secretary.

(c) All other contracts, deeds and instruments shall be signed on behalf of the Corporation by the Chairman, by the Vice Chairman, by the President, by any Vice President, or by such other person or persons as the Board or the President may from time to time designate.

(d) All shares of stock or others securities owned by the Corporation in other corporations or other entities shall be voted on behalf of the Corporation by the President or by such other person or persons as the Board may from time to time designate. The provisions of, and authority granted by the provisions of, this Section 7.1(d) shall be subject always to the specific directions of the Board.

7.2 SEAL. The corporate seal of the Corporation shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Delaware".

7.3 FISCAL YEAR. The fiscal year of the Corporation shall be the calendar year.

                                  Article VIII
                                     NOTICES

8.1 NOTICES. Whenever written notice is required by law, the Certificate of Incorporation or these Bylaws to be given to any Director, any member of a committee of the Board or any Stockholder, such notice may be given by mail, by depositing the same in the United States mail, postage prepaid, addressed to such Director, member of a committee of the Board or Stockholder at such address


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as appears on the records of the Corporation, and such notice shall be deemed to be given at the time when the same shall be so mailed. Without limiting the manner by which notice otherwise may be given effectively to Stockholders, any notice to Stockholders given by the Corporation under law, the Certificate of Incorporation or these Bylaws shall be effective if given by a form of electronic transmission if consented to by the Stockholder to whom the notice is given. Any such consent shall be revocable by the Stockholder by written notice to the Corporation. Any such consent shall be deemed to be revoked if (a) the Corporation is unable to deliver by electronic transmission two consecutive notices by the Corporation in accordance with such consent and (b) such inability becomes known to the Secretary, any Assistant Secretary, the transfer agent of the Corporation or other person responsible for the giving of notice; provided, however, that the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action. Notice given by electronic transmission, as described above, shall be deemed given: (i) if by facsimile telecommunication, when directed to a number at which the Stockholder has consented to receive notice; (ii) if by electronic mail, when directed to an electronic mail address at which the Stockholder has consented to receive notice; (iii) if by a posting on an electronic network, together with separate notice to the Stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (iv) if by any other form of electronic transmission, when directed to the Stockholder. Notice to Directors or members of committees of the Board may be given personally or by telephone, telegram or other means of electronic transmission.

8.2 WAIVERS OF NOTICE. Whenever any notice is required by law, the Certificate of Incorporation or these Bylaws to be given to any Director, any member of a committee of the Board or any Stockholder, a waiver thereof in writing, signed by the person or persons entitled to notice, or a waiver by electronic transmission by the person or persons entitled to notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Attendance of a person at a meeting, present in person or represented by proxy, as permitted, shall constitute a waiver of notice of such meeting, except where the person attends the meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any annual or special meeting of Stockholders or any regular or special meeting of the Directors or members of a committee of the Board need be specified in any written waiver of notice unless so required by law, the Certificate of Incorporation or these Bylaws.

                                   Article IX
                                   AMENDMENTS

9.1 AMENDMENTS. These Bylaws may be altered, amended or repealed (i) at any meeting of the Stockholders by the affirmative vote of the holders of a majority of the stock issued and outstanding and entitled to vote thereat or (ii) at any meeting of the Board by the affirmative vote of a majority of the Directors then in office; provided, however, that in either case notice of the proposed alteration, amendment or repeal shall have been contained in the notice of the meeting.


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